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Exhibit 10(i)

Alliance Bancorp of New England employment agreements for Joseph H. Rossi, Patrick J. Logiudice and David H. Gonci


                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                              EMPLOYMENT AGREEMENT


This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Employer"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut, 06066 and Tolland Bank, a wholly-owned subsidiary of the Employer (the "Bank") and Joseph H. Rossi ("Executive"). Collectively, the Employer and the Bank are termed the "Employer".

WHEREAS, the Employer desires to continue to assure itself of the services of Executive for the period provided for in this Agreement; and

WHEREAS, the Executive previously entered into a change in control agreement;

WHEREAS, Executive and the Board of Directors of the Employer desire to enter into an employment agreement setting forth the terms and conditions of the continuing employment of Executive and the related rights and obligations of each of the parties; and

WHEREAS, the Board of Directors of the Employer has examined peer group information on employment agreements for banks and holding companies in its region; and

WHEREAS, the Board of Directors desires to provide agreements which provide long-term continuity and assurance that the Employer will have the benefit of Executive's services in order to minimize the risk of precipitous or premature termination of Executive's services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1.  Position and Responsibilities.

(a) During the period of Executive's employment under this Agreement, Executive agrees to serve as Chief Executive Officer and President of the Employer. Executive shall perform all duties and shall have all powers which are commonly incident to the offices of Chief Executive Officer and President or which, consistent with those offices, are delegated to him by the Board of Directors. During the term of this Agreement, Executive also agrees to serve as a director of the Employer, if elected to serve in such position.

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(b) During the period of Executive's employment under this Agreement, except for periods of absence occasioned by illness, vacation, and reasonable leaves of absence, Executive shall devote substantially all of his business time, attention, skill and efforts to the faithful performance of his duties under this Agreement, including activities and services related to the organization, operation and management of the Employer and its subsidiaries, as well as participation in community, professional and civic organizations; provided, however, that Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations listed by Executive on his annual conflict of interest reporting.

(c) The Employer will furnish Executive with the working facilities and staff customary for executive officers with the titles and duties set forth in this Agreement and as are necessary for him to perform his duties. The location of such facilities and staff shall be at the principal administrative offices of the Employer.

2.  Term of Employment.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 2.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the term shall automatically renew for an additional year such that the term shall be three years unless the disinterested members of the Board of Directors on the one hand or Executive on the other provide(s) written notice at least sixty (60) days prior to the anniversary date of the Board of Directors' or Executive's desire that the term not be renewed.

(c) Notwithstanding anything contained in this Agreement to the contrary, either Executive or the Employer may terminate Executive's employment with the Employer at any time during the term of this Agreement, subject to the terms and conditions of this Agreement.

3.  Compensation and Benefits.

(a) Base Salary. The Employer agrees to pay Executive during the term of this Agreement a base salary at the rate of $210,000 per annum through December 31, 2002, payable in accordance with the Employer's customary payroll practices. The Board of Directors of the Employer shall review annually (which shall generally be completed in the fourth quarter of the Employer's fiscal year), the rate of Executive's base salary based upon factors they deem relevant, and may maintain or increase his base salary, provided that no such action shall reduce the rate of base salary below the rate in effect on the Effective Date. In the absence of action by the Board of Directors of the Employer, Executive shall continue to receive a base salary at the per annum rate specified on the Effective Date or, if another rate has been established under the provisions of this Section 3, the rate last properly established by action of the Board of Directors. Executive's base salary shall include any amounts of compensation deferred by Executive

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under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Employer.

(b) Incentive Compensation. Executive shall be entitled to participate in discretionary bonuses or other incentive compensation programs that the Board of Directors may award from time to time to senior management employees pursuant to bonus plans, or otherwise.

(c) Other Compensation and Benefits. Executive shall receive such compensation, benefits or related payments or reimbursements as the Board of Directors, in its discretion, deems customary, reasonable and appropriate to and commensurate with Executive's position title and responsibilities for the purpose of facilitating Executive's business activities, consistent with benefits previously provided, in furtherance of the Employer's business objectives.

(d) Vacation and Holidays. Executive shall take vacation at a time mutually agreed upon by the Employer and Executive. Executive shall receive his base salary and other benefits during periods of vacation. Executive shall also be entitled to paid legal holidays in accordance with the policies of the Employer.

(e) Other Employee Benefits. In addition to any other compensation or benefits provided for under this Agreement, Executive shall be entitled to continue to participate in any employee benefit plans, arrangements and perquisites of the Employer in which he participated or was eligible to participate as of the Effective Date. Executive shall also be entitled to participate in any employee benefits or perquisites the Employer offers to full-time employees or executive management in the future. The Employer will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder without separately providing for an arrangement that ensures Executive receives or will receive the economic value that Executive would otherwise lose as a result of such adverse effect. Without limiting the generality of the foregoing provisions of this paragraph, Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, profit sharing, employee stock ownership, supplemental retirement, group life insurance, medical and other health and welfare coverage that are made available by the Employer at the Effective Time or at any time in the future during the term of this Agreement, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

4.  Payments to Executive Upon an Event of Termination.

(a) Executive shall diligently and faithfully provide his services to the Employer until the occurrence of an Event of Termination (as herein defined) during Executive's term of employment under this Agreement at which time the provisions of this Section 4 shall apply. Unless Executive otherwise agrees, as used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Employer of Executive's full-time employment for any reason other than a termination governed by Section 7 of this Agreement; or (ii) Executive's resignation from the Employer, upon, any (A) notice to Executive of non-renewal of the term of this Agreement, (B) failure to reappoint Executive as Chief Executive Officer and President, (C) material change in Executive's functions, duties, or responsibilities with the

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Employer or its subsidiaries, which change would cause Executive's position(s)
to become of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1 of this Agreement, (D) relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location at the Effective Date of this Agreement, (E) material reduction in the benefits and perquisites to Executive from those being provided as of the Effective Date of this Agreement, (F) liquidation or dissolution of the Employer, or (G) breach of this Agreement by the Employer. Upon the occurrence of any event described in clauses (A), (B), (C), (D), (E), (F) or
(G), above, Executive shall have the right to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six (6) full calendar months after the event giving rise to Executive's right to elect to terminate his employment.

(b) Upon Executive's termination of employment in accordance with paragraph (a) of this Section 4, on the Date of Termination, as defined in Section 8 of this Agreement, the Employer shall be obligated to pay Executive, or, in the event of his death following the Date of Termination, his beneficiary or beneficiaries, or his estate, as the case may be, an amount equal to the sum of: (i) the base salary and incentive compensation that would have been paid to Executive for the remaining term of this Agreement had the Event of Termination not occurred (based on Executive's then current base salary and most recently paid or accrued bonus at the time of the Event of Termination) plus (ii) the value, as calculated by a recognized firm customarily performing such valuation, of any stock options which, as of the Date of Termination, have been granted to Executive but are not exercisable by Executive and the value of any restricted stock awards which have been granted to Executive, but in which Executive does not have a non-forfeitable or fully-vested interest as of the Date of Termination plus (iii) the value of all employee benefits that would have been provided to Executive for the remaining term of this Agreement had the Event of Termination not occurred, based on the most recent level of contribution, accrual or other participation by or on behalf of Executive. At the election of Executive, which election is to be made prior to the Date of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining unexpired term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(c) In addition to the payments provided for in paragraph (b) of this Section 4, upon Executive's termination of employment in accordance with the provisions of paragraph (a) of this Section 4, to the extent that the Employer continues to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive or his dependents participates as of the date of the Event of Termination (each being a "Welfare Plan"), Executive and his covered dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death; (ii) his employment by another employer other than one of which he is the

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majority owner; or (iii) the end of the remaining term of this Agreement.
Executive may elect to continue to participate in such plans at Executive's own cost and expense. If the Employer does not offer the Welfare Plans at any time after the Event of Termination, then the Employer shall provide Executive with a payment equal to the premiums for such benefits for the period which runs until the earlier of (i) his death; (ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

5.  Change in Control.

(a) For purposes of this Agreement, a "Change in Control" of the Employer shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Employer within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Employer, as in effect on the date of this Agreement (except that for purposes of Section 5(a)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Employer representing 20% or more of the Employer's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Employer and any voting securities purchased by any employee benefit plan of the Employer, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Employer's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Employer or similar transaction occurs in which the Employer is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Employer, by someone other than the current management of the Employer, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Employer or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Employer and such transaction is consummated.

(b) If any of the events described in paragraph (a) of this Section 5, constituting a Change in Control, have occurred or the Board of Directors determines that a Change in Control has occurred, Executive shall be entitled to the benefits provided for in paragraphs (c), (d), (e), (f) and (g) of this
Section 5 upon his termination of employment at any time during the term of this Agreement on or after the date the Change in Control occurs due to (i) Executive's dismissal; (ii) Executive's resignation following any demotion, loss of title, office or significant authority, reduction in annual compensation, benefits or incentive compensation, or relocation of his principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control or (iii) Executive's resignation for any reason

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provided however that such resignation may only occur during a window period which shall be the period beginning 90 days from the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date of a Change in Control unless Executive's termination is for Just Cause as defined in Section 7 of this Agreement; provided, however, that such benefits shall be reduced by any payments made under Section 4 of this Agreement.

(c) Upon the occurrence of a Change in Control followed by Executive's termination of employment, as provided for in paragraph (b) of this Section 5, the Employer shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of: 1) the payments and benefits due for the remaining term of the Agreement or 2) three (3) times the Executive's highest annual compensation (as defined below) in the three (3) taxable years preceding the Effective Date of the Change in Control.

In determining Executive's annual compensation for purposes of this Section 5, compensation shall include base salary and any other taxable income, including, but not limited to, amounts related to the granting, vesting or exercise of restricted stock or stock option awards (for purposes of this Section 5 and the calculations thereunder, Executive's stock options exercised in any taxable year for which annual compensation is determined shall be deemed not to exceed 20,000 options), commissions, bonuses (whether paid or accrued for the applicable period), as well as severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, profit sharing, employee stock ownership plan and other retirement contributions or benefits, including any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive for such year.

At the election of Executive, which election is to be made prior to or within thirty (30) days of the Date of Termination on or following a Change in Control and termination of employment under Section 5(b) hereof, such payment may be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the sixty (60) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the sixty (60) months following Executive's termination.

(d) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due him under or contributed by the Employer on his behalf pursuant to any retirement, incentive, profit sharing or other retirement, bonus, performance, disability or other employee benefit plan maintained by the Employer on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement. In addition, for purposes of determining his vested accrued benefit, Executive shall be credited either under any defined benefit pension plan maintained by the Employer or, if not permitted under such plan, under a separate arrangement, with the additional "years of service" that he would have earned for vesting and benefit accrual purposes for the remaining term of the Agreement had his employment not terminated. If, as of the Change in Control, the Executive is participating in a supplemental executive retirement arrangement to which the Employer is a party (a "SERP"), then, notwithstanding any provision in the SERP to the contrary, the Executive's vested benefit thereunder shall be payable in a lump sump sum not

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later than ten (10) days after the Effective Date of the Change in Control upon termination of employment pursuant to Section 5(b) hereof. Such lump sum shall be calculated on an actuarially equivalent basis using factors set forth in the Employer's defined benefit pension plan or, if none, reasonable actuarial factors which are mutually agreed to by the Employer and the Executive.

(e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Employer will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Employer for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) full calendar month period, Executive and Executive's covered dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Employer in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Employer shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(f) The use by or provision to Executive pursuant to Board of Directors approval or Employer policy during the term of Executive's employment of any business related memberships, licenses, automobile, or other perquisites shall be continued during the remaining term of the Agreement on the same financial terms and obligations as were in place at the Effective Date of this Agreement. To the extent that any item referred to in this paragraph will, at the end of the term of this Agreement, no longer be available to Executive, Executive will have the option to purchase all rights then held by the Employer to such item for a price equal to the then fair market value of the item.

(g) In the event that Executive is receiving monthly payments pursuant to
Section 5(c) hereof, on an annual basis thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made by Executive.

6.  Change in Control Related Provisions.

(a) Notwithstanding the preceding provisions of Section 5 of this Agreement, for any taxable year in which Executive shall be liable for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Employer or its subsidiaries to (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Employer (or any successor thereto) shall pay to Executive an amount sufficient to pay such excise tax as well as any additional state or federal taxes resulting from such payment determined under the formula attached as Exhibit A hereof:

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With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Agreement or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under this Section 6 shall be made to Executive on the earliest of (i) the date the Employer is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or (iii) at the time of the Change in Control and termination of employment under Section 5(b) hereof. Notwithstanding any provision in this Agreement to the contrary, it is the intention of the parties that the Employer provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under
Section 4999 (or any successor provisions) of the Code had not been imposed. The payment shall be adjusted, as appropriate, if alternative minimum tax rules under the Code are applicable to Executive.

(b) Notwithstanding the foregoing, if it is (i) initially determined by the Employer's tax advisors that no excise tax under Section 4999 is due with respect to any payment or benefit described in the first paragraph of Section 6(a) and, thereafter, it is determined in a final judicial determination or a final administrative settlement that the Section 4999 excise tax is due with respect to such payments or benefits or (ii) subsequently determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excise tax under Section 4999 is due or that the excess parachute payment as defined in Section 4999 of the Code is more than the amount determined as "P", above (such revised determination under (i) or (ii) above being thereafter referred to as the "Determinative Excess Parachute Payment"), then the tax advisors of the Employer (or any successor thereto) shall determine the amount (the "Adjustment Amount"), the Employer (or its successor) must pay to Executive, in order to put Executive in the same position as Executive would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the tax advisors shall take into account any and all taxes (including any penalties of any nature and interest) paid or payable by Executive in connection with such final judicial determination or final administrative settlement. As soon as practicable after the Adjustment Amount has been so determined, the Employer shall pay the Adjustment Amount to Executive.

(c) The Employer (or its successor) shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, reasonable accountant's fees, interest, fines and penalties of any kind) which Executive incurs as a result of any administrative or judicial review of Executive's liability under Section 4999 of the Code by the Internal Revenue Service or any comparable state agency, through and including a final judicial determination or final administrative settlement of any dispute arising out of Executive's liability for the Section 4999 excise tax or otherwise relating to the classification for purposes of Section 280G of the Code of any payment or benefit in the nature of compensation made or provided to Executive by the Employer or any successor thereto. Executive shall promptly notify the Employer in writing whenever Executive receives notice of the commencement of any judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute (including a notice of audit or other inquiry concerning the reporting of Executive's liability under Section 4999). The Employer (or its successor) may

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assume control at its expense over all legal and accounting matters pertaining to such federal or state tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Employer in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Employer (or its successor) may have in connection therewith without prior consent of the Employer (or its successor). In the event that the Employer (or any successor thereto) elects not to assume control over such matters, the Employer (or any successor thereto) shall promptly reimburse Executive for all expenses related thereto as and when incurred upon presentation of appropriate documentation relating thereto.

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7.  Termination for Just Cause

The phrase termination for "Just Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 8 hereof through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Employer or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and any such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such termination for Just Cause.

8.  Notice.

(a) Any purported termination by the Employer or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which shall not be less than thirty (30) days from the date such Notice of Termination is given).

(c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by Executive, in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected), and provided further that the Date of Termination shall be extended by a notice of

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dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Employer will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid pursuant to this provision shall be in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.  Post-Termination Obligations.

All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with Section 10 for one (1) year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Employer. Executive shall, upon reasonable notice, furnish such information and assistance to the Employer as may reasonably be required by the Employer in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10. Non-Competition and Non-Disclosure.

(a) Upon any termination of Executive's employment pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Employer or its subsidiaries for a period of one (1) year following such termination in any city, town or Tolland County in which Executive's normal business office is located and the Employer or any of its subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the Effective Date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board of Directors. Executive agrees that during such period and within said cities, towns and Tolland County, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Employer or its subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Employer or its subsidiaries, its business and property in the event of Executive's breach of this Subsection 10(a), agree that in the event of any such breach by Executive, the Employer or its subsidiaries will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to
Section 4 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Employer or its subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Employer or its subsidiaries from pursuing any other remedies available to the Employer or its subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

(b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Employer and its subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Employer and its subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Employer and its subsidiaries thereof to any person, firm, corporation or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Employer or its subsidiaries. In the event of a breach or threatened breach by Executive of the provisions of this Section 10(b), the Employer will be entitled to an injunction restraining Executive from disclosing, in whole or in part, his knowledge of the past, present, planned or considered business activities of the Employer or its subsidiaries or from rendering any services to any person, firm, corporation or other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from Executive.

11. Death and Disability.

(a) Death. Notwithstanding any other provision of this Agreement to the contrary, in the event of Executive's death during the term of this Agreement, the Employer shall immediately pay his estate any salary and bonus accrued but unpaid as of the date of his death, and, for a period of six (6) months after Executive's death, the Employer shall continue to provide his dependents medical insurance benefits existing on the date of his death and shall pay Executive's designated beneficiary all compensation that would otherwise be payable to him pursuant to Section 3(a) of this Agreement. This provision shall not negate any rights Executive or his beneficiaries may have to death benefits under any employee benefit plan of the Employer.

(b) Disability

    (i) The Employer or Executive may terminate Executive's employment after having established Executive's Disability. For purposes of this agreement, "Disability" means a physical or mental infirmity that impairs Executive's ability to substantially perform his duties under this Agreement and that results in Executive becoming eligible for long-term disability benefits under the Employer's long-term disability plan (or, if the Employer has no such plan in effect, that impairs Executive's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
    (180) consecutive days). The Board of Directors shall determine whether or not Executive is and continues to be permanently disabled for purposes of this Agreement in good faith, based upon competent medical advice and other factors that they reasonably believe to be relevant. As a condition to any benefits, the Board of Directors may require Executive to submit to such physical or mental evaluations and tests as it deems reasonably appropriate.

    (ii) In the event of Disability, Executive's obligation to perform services under this Agreement will terminate. In the event of such termination, Executive shall continue to receive (x) one hundred percent (100%) of his monthly Base Salary (at the annual rate in effect on the Date of

    Termination) through the one hundred eightieth (180th) day following the Date of Termination by reason of Disability and (y) sixty percent (60%) of his monthly base salary from the one hundred eighty-first (181st) day following termination through the earlier of the date of his death or the date he attains age 65. Such payments shall be reduced by the amount of any short- or long-term disability benefits payable to Executive under any disability program sponsored by the Employer. In addition, during any period of Executive's Disability, Executive and his dependents shall, to the greatest extent possible, continue to be covered under all benefit plans (including, without limitation, retirement plans and medical, dental and life insurance plans) of the Employer in which Executive participated prior to the occurrence of Executive's Disability, on the same terms as if Executive were actively employed by the Employer.

12. Source of Payments.

All payments provided for in this Agreement shall be timely paid in cash or check from the general funds of the Employer.

13. Effect of Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior change in control or employment agreement between the Employer or any predecessor of the Employer and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation, or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Employer and their respective successors and assigns.

15. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18. Governing Law.

This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of that State.

19. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three
(3) arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

20. Payment of Legal Fees.

All reasonable legal fees, including those incurred in arbitration proceedings, in excess of $5,000 paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Employer within thirty (30) days of submission to the Employer by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such fees shall be returned to the Employer by Executive.

21. Indemnification.

The Employer shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Employer (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

22. Successor to the Employer.

The Employer shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Employer, expressly and unconditionally to assume and agree to perform the Employer's obligations under this Agreement, in the same manner and to the same extent that the Employer would be required to perform if no such succession or assignment had taken place.



                            [SIGNATURES ON NEXT PAGE]

                                   SIGNATURES


IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                             ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Cynthia S. Harris                 By:   /s/ D. Anthony Guglielmo
-------------------------------             ------------------------
Corporate Secretary                   For the Entire Board of Directors



ATTEST:                             TOLLAND BANK



/s/ Cynthia S. Harris                 By:   /s/ D. Anthony Guglielmo
-------------------------------             ------------------------
Corporate Secretary                   For the Entire Board of Directors







WITNESS:                            EXECUTIVE



/s/ Cynthia S. Harris                 /s/ Joseph H. Rossi
-------------------------------       -------------------
Corporate Secretary                   Joseph H. Rossi

EXHIBIT A
---------


         The following formula shall be used to determine the amounts payable to Executive under Section 6 of the Agreement:


               An amount equal to:  (E x P) + X

         WHERE:

               X     =                        E x P
                          -----------------------------------------
                          1 - [(FI x (1 - SLI)) + SLI + E + M + PO]

               E     =    the rate at which the excise tax is assessed under
                          Section 4999 of the Code;

               P     =    the amount with respect to which such excise tax is
                          assessed, determinedwithout regard to this Section 6;

               FI    =    the highest marginal rate of federal income,
                          employment, and other taxes (other than taxes imposed under Section 4999 of the Code) applicable to Executive for the taxable year in question (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               SLI   =    the sum of the highest marginal rates of income and
                          payroll tax applicable to Executive under applicable state and local laws for the taxable year in question
                          (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               M     =    highest marginal rate of Medicare tax; and

               PO    =    adjustment for phase out of or loss of deduction,
                          personal exemption or other similar items.

                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                              EMPLOYMENT AGREEMENT


This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Employer"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut, 06066 and Tolland Bank, a wholly-owned subsidiary of the Employer (the "Bank") and Patrick J. Logiudice ("Executive"). Collectively, the Employer and the Bank are termed the "Employer".

WHEREAS, the Employer desires to continue to assure itself of the services of Executive for the period provided for in this Agreement; and

WHEREAS, the Executive previously entered into a change in control agreement;

WHEREAS, Executive and the Board of Directors of the Employer desire to enter into an employment agreement setting forth the terms and conditions of the continuing employment of Executive and the related rights and obligations of each of the parties; and

WHEREAS, the Board of Directors of the Employer has examined peer group information on employment agreements for banks and holding companies in its region; and

WHEREAS, the Board of Directors desires to provide agreements which provide long-term continuity and assurance that the Employer will have the benefit of Executive's services in order to minimize the risk of precipitous or premature termination of Executive's services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1.  Position and Responsibilities.

(a) During the period of Executive's employment under this Agreement, Executive agrees to serve as Executive Vice President of the Employer and Executive Vice President/Chief Lending Officer of the Bank. Executive shall perform all duties and shall have all powers which are commonly incident to the offices of Executive Vice President and Chief Lending Officer or which, consistent with those offices, are delegated to him by the Board of Directors. During the term of this Agreement, Executive also agrees to serve as a director of the Employer, if elected to serve in such position.

(b) During the period of Executive's employment under this Agreement, except for periods of absence occasioned by illness, vacation, and reasonable leaves of absence, Executive shall devote substantially all of his business time, attention, skill and efforts to the faithful performance of his duties under this Agreement, including activities and services related to the organization, operation and management of the Employer and its subsidiaries, as well as participation in community, professional and civic organizations; provided, however, that Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations listed by Executive on his annual conflict of interest reporting.

(c) The Employer will furnish Executive with the working facilities and staff customary for executive officers with the titles and duties set forth in this Agreement and as are necessary for him to perform his duties. The location of such facilities and staff shall be at the principal administrative offices of the Employer.

2.  Term of Employment.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 2.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the term shall automatically renew for an additional year such that the term shall be three years unless the disinterested members of the Board of Directors on the one hand or Executive on the other provide(s) written notice at least sixty (60) days prior to the anniversary date of the Board of Directors' or Executive's desire that the term not be renewed.

(c) Notwithstanding anything contained in this Agreement to the contrary, either Executive or the Employer may terminate Executive's employment with the Employer at any time during the term of this Agreement, subject to the terms and conditions of this Agreement.

3.  Compensation and Benefits.

(a) Base Salary. The Employer agrees to pay Executive during the term of this Agreement a base salary at the rate of $116,154 per annum through December 31, 2002, payable in accordance with the Employer's customary payroll practices. The Board of Directors of the Employer shall review annually (which shall generally be completed in the fourth quarter of the Employer's fiscal year), the rate of Executive's base salary based upon factors they deem relevant, and may maintain or increase his base salary, provided that no such action shall reduce the rate of base salary below the rate in effect on the Effective Date. In the absence of action by the Board of Directors of the Employer, Executive shall continue to receive a base salary at the per annum rate specified on the Effective Date or, if another rate has been established under the provisions of this Section 3, the rate last properly established by action of the Board of Directors. Executive's base salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Employer.

(b) Incentive Compensation. Executive shall be entitled to participate in discretionary bonuses or other incentive compensation programs that the Board of Directors may award from time to time to senior management employees pursuant to bonus plans, or otherwise.

(c) Other Compensation and Benefits. Executive shall receive such compensation, benefits or related payments or reimbursements as the Board of Directors, in its discretion, deems customary, reasonable and appropriate to and commensurate with Executive's position title and responsibilities for the purpose of facilitating Executive's business activities, consistent with benefits previously provided, in furtherance of the Employer's business objectives.

(d) Vacation and Holidays. Executive shall take vacation at a time mutually agreed upon by the Employer and Executive. Executive shall receive his base salary and other benefits during periods of vacation. Executive shall also be entitled to paid legal holidays in accordance with the policies of the Employer.

(e) Other Employee Benefits. In addition to any other compensation or benefits provided for under this Agreement, Executive shall be entitled to continue to participate in any employee benefit plans, arrangements and perquisites of the Employer in which he participated or was eligible to participate as of the Effective Date. Executive shall also be entitled to participate in any employee benefits or perquisites the Employer offers to full-time employees or executive management in the future. The Employer will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder without separately providing for an arrangement that ensures Executive receives or will receive the economic value that Executive would otherwise lose as a result of such adverse effect. Without limiting the generality of the foregoing provisions of this paragraph, Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, profit sharing, employee stock ownership, supplemental retirement, group life insurance, medical and other health and welfare coverage that are made available by the Employer at the Effective Time or at any time in the future during the term of this Agreement, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

4.  Payments to Executive Upon an Event of Termination.

(a) Executive shall diligently and faithfully provide his services to the Employer until the occurrence of an Event of Termination (as herein defined) during Executive's term of employment under this Agreement at which time the provisions of this Section 4 shall apply. Unless Executive otherwise agrees, as used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Employer of Executive's full-time employment for any reason other than a termination governed by Section 7 of this Agreement; or (ii) Executive's resignation from the Employer, upon, any (A) notice to Executive of non-renewal of the term of this Agreement, (B) failure to reappoint Executive as Executive Vice President/Chief Lending Officer, (C) material change in Executive's functions, duties, or responsibilities with the Employer or its subsidiaries, which change would cause Executive's position(s) to become of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1 of this Agreement, (D) relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location at the Effective Date of this Agreement, (E) material reduction in the benefits and perquisites to Executive from those being provided as of the Effective Date of this Agreement, (F) liquidation or dissolution of the Employer, or (G) breach of this Agreement by the Employer. Upon the occurrence of any event described in clauses (A), (B),
(C), (D), (E), (F) or (G), above, Executive shall have the right to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six (6) full calendar months after the event giving rise to Executive's right to elect to terminate his employment.

(b) Upon Executive's termination of employment in accordance with paragraph (a) of this Section 4, on the Date of Termination, as defined in Section 8 of this Agreement, the Employer shall be obligated to pay Executive, or, in the event of his death following the Date of Termination, his beneficiary or beneficiaries, or his estate, as the case may be, an amount equal to the sum of: (i) the base salary and incentive compensation that would have been paid to Executive for the remaining term of this Agreement had the Event of Termination not occurred (based on Executive's then current base salary and most recently paid or accrued bonus at the time of the Event of Termination) plus (ii) the value, as calculated by a recognized firm customarily performing such valuation, of any stock options which, as of the Date of Termination, have been granted to Executive but are not exercisable by Executive and the value of any restricted stock awards which have been granted to Executive, but in which Executive does not have a non-forfeitable or fully-vested interest as of the Date of Termination plus (iii) the value of all employee benefits that would have been provided to Executive for the remaining term of this Agreement had the Event of Termination not occurred, based on the most recent level of contribution, accrual or other participation by or on behalf of Executive. At the election of Executive, which election is to be made prior to the Date of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining unexpired term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(c) In addition to the payments provided for in paragraph (b) of this Section 4, upon Executive's termination of employment in accordance with the provisions of paragraph (a) of this Section 4, to the extent that the Employer continues to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive or his dependents participates as of the date of the Event of Termination (each being a "Welfare Plan"), Executive and his covered dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death; (ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement. Executive may elect to continue to participate in such plans at Executive's own cost and expense. If the Employer does not offer the Welfare Plans at any time after the Event of Termination, then the Employer shall provide Executive with a payment equal to the premiums for such benefits for the period which runs until the earlier of (i) his death; (ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

5.  Change in Control.

(a) For purposes of this Agreement, a "Change in Control" of the Employer shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Employer within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Employer, as in effect on the date of this Agreement (except that for purposes of Section 5(a)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Employer representing 20% or more of the Employer's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Employer and any voting securities purchased by any employee benefit plan of the Employer, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Employer's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Employer or similar transaction occurs in which the Employer is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Employer, by someone other than the current management of the Employer, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Employer or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Employer and such transaction is consummated.

(b) If any of the events described in paragraph (a) of this Section 5, constituting a Change in Control, have occurred or the Board of Directors determines that a Change in Control has occurred, Executive shall be entitled to the benefits provided for in paragraphs (c), (d), (e), (f) and (g) of this
Section 5 upon his termination of employment at any time during the term of this Agreement on or after the date the Change in Control occurs due to (i) Executive's dismissal; (ii) Executive's resignation following any demotion, loss of title, office or significant authority, reduction in annual compensation, benefits or incentive compensation, or relocation of his principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control or (iii) Executive's resignation for any reason provided however that such resignation may only occur during a window period which shall be the period beginning 90 days from the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date of a Change in Control unless Executive's termination is for Just Cause as defined in Section 7 of this Agreement; provided, however, that such benefits shall be reduced by any payments made under Section 4 of this Agreement.

(c) Upon the occurrence of a Change in Control followed by Executive's termination of employment, as provided for in paragraph (b) of this Section 5, the Employer shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of: 1) the payments and benefits due for the remaining term of the Agreement or 2) three (3) times the Executive's highest annual compensation (as defined below) in the three (3) taxable years preceding the Effective Date of the Change in Control.

In determining Executive's annual compensation for purposes of this Section 5, compensation shall include base salary and any other taxable income, including, but not limited to, amounts related to the granting, vesting or exercise of restricted stock or stock option awards (for purposes of this Section 5 and the calculations thereunder, Executive's stock options exercised in any taxable year for which annual compensation is determined shall be deemed not to exceed 20,000 options), commissions, bonuses (whether paid or accrued for the applicable period), as well as severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, profit sharing, employee stock ownership plan and other retirement contributions or benefits, including any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive for such year.

At the election of Executive, which election is to be made prior to or within thirty (30) days of the Date of Termination on or following a Change in Control and termination of employment under Section 5(b) hereof, such payment may be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the sixty (60) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the sixty (60) months following Executive's termination.

(d) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due him under or contributed by the Employer on his behalf pursuant to any retirement, incentive, profit sharing or other retirement, bonus, performance, disability or other employee benefit plan maintained by the Employer on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement. In addition, for purposes of determining his vested accrued benefit, Executive shall be credited either under any defined benefit pension plan maintained by the Employer or, if not permitted under such plan, under a separate arrangement, with the additional "years of service" that he would have earned for vesting and benefit accrual purposes for the remaining term of the Agreement had his employment not terminated. If, as of the Change in Control, the Executive is participating in a supplemental executive retirement arrangement to which the Employer is a party (a "SERP"), then, notwithstanding any provision in the SERP to the contrary, the Executive's vested benefit thereunder shall be payable in a lump sump sum not later than ten (10) days after the Effective Date of the Change in Control upon termination of employment pursuant to Section 5(b) hereof. Such lump sum shall be calculated on an actuarially equivalent basis using factors set forth in the Employer's defined benefit pension plan or, if none, reasonable actuarial factors which are mutually agreed to by the Employer and the Executive.

(e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Employer will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Employer for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) full calendar month period, Executive and Executive's covered dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Employer in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Employer shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(f) The use by or provision to Executive pursuant to Board of Directors approval or Employer policy during the term of Executive's employment of any business related memberships, licenses, automobile, or other perquisites shall be continued during the remaining term of the Agreement on the same financial terms and obligations as were in place at the Effective Date of this Agreement. To the extent that any item referred to in this paragraph will, at the end of the term of this Agreement, no longer be available to Executive, Executive will have the option to purchase all rights then held by the Employer to such item for a price equal to the then fair market value of the item.

(g) In the event that Executive is receiving monthly payments pursuant to
Section 5(c) hereof, on an annual basis thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made by Executive.

6.  Change in Control Related Provisions.

(a) Notwithstanding the preceding provisions of Section 5 of this Agreement, for any taxable year in which Executive shall be liable for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Employer or its subsidiaries to (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Employer (or any successor thereto) shall pay to Executive an amount sufficient to pay such excise tax as well as any additional state or federal taxes resulting from such payment determined under the formula attached as Exhibit A hereof:

With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Agreement or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under this Section 6 shall be made to Executive on the earliest of (i) the date the Employer is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or (iii) at the time of the Change in Control and termination of employment under Section 5(b) hereof. Notwithstanding any provision in this Agreement to the contrary, it is the intention of the parties that the Employer provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under
Section 4999 (or any successor provisions) of the Code had not been imposed. The payment shall be adjusted, as appropriate, if alternative minimum tax rules under the Code are applicable to Executive.

(b) Notwithstanding the foregoing, if it is (i) initially determined by the Employer's tax advisors that no excise tax under Section 4999 is due with respect to any payment or benefit described in the first paragraph of Section 6(a) and, thereafter, it is determined in a final judicial determination or a final administrative settlement that the Section 4999 excise tax is due with respect to such payments or benefits or (ii) subsequently determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excise tax under Section 4999 is due or that the excess parachute payment as defined in Section 4999 of the Code is more than the amount determined as "P", above (such revised determination under (i) or (ii) above being thereafter referred to as the "Determinative Excess Parachute Payment"), then the tax advisors of the Employer (or any successor thereto) shall determine the amount (the "Adjustment Amount"), the Employer (or its successor) must pay to Executive, in order to put Executive in the same position as Executive would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the tax advisors shall take into account any and all taxes (including any penalties of any nature and interest) paid or payable by Executive in connection with such final judicial determination or final administrative settlement. As soon as practicable after the Adjustment Amount has been so determined, the Employer shall pay the Adjustment Amount to Executive.

(c) The Employer (or its successor) shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, reasonable accountant's fees, interest, fines and penalties of any kind) which Executive incurs as a result of any administrative or judicial review of Executive's liability under Section 4999 of the Code by the Internal Revenue Service or any comparable state agency, through and including a final judicial determination or final administrative settlement of any dispute arising out of Executive's liability for the Section 4999 excise tax or otherwise relating to the classification for purposes of Section 280G of the Code of any payment or benefit in the nature of compensation made or provided to Executive by the Employer or any successor thereto. Executive shall promptly notify the Employer in writing whenever Executive receives notice of the commencement of any judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute (including a notice of audit or other inquiry concerning the reporting of Executive's liability under Section 4999). The Employer (or its successor) may assume control at its expense over all legal and accounting matters pertaining to such federal or state tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Employer in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Employer (or its successor) may have in connection therewith without prior consent of the Employer (or its successor). In the event that the Employer (or any successor thereto) elects not to assume control over such matters, the Employer (or any successor thereto) shall promptly reimburse Executive for all expenses related thereto as and when incurred upon presentation of appropriate documentation relating thereto.

7.  Termination for Just Cause

The phrase termination for "Just Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 8 hereof through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Employer or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and any such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such termination for Just Cause.

8.  Notice.

(a) Any purported termination by the Employer or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which shall not be less than thirty (30) days from the date such Notice of Termination is given).

(c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by Executive, in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected), and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Employer will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid pursuant to this provision shall be in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.  Post-Termination Obligations.

All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with Section 10 for one (1) year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Employer. Executive shall, upon reasonable notice, furnish such information and assistance to the Employer as may reasonably be required by the Employer in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10. Non-Competition and Non-Disclosure.

(a) Upon any termination of Executive's employment pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Employer or its subsidiaries for a period of one (1) year following such termination in any city, town or Tolland County in which Executive's normal business office is located and the Employer or any of its subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the Effective Date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board of Directors. Executive agrees that during such period and within said cities, towns and Tolland County, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Employer or its subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Employer or its subsidiaries, its business and property in the event of Executive's breach of this Subsection 10(a), agree that in the event of any such breach by Executive, the Employer or its subsidiaries will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to
Section 4 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Employer or its subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Employer or its subsidiaries from pursuing any other remedies available to the Employer or its subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

(b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Employer and its subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Employer and its subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Employer and its subsidiaries thereof to any person, firm, corporation or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Employer or its subsidiaries. In the event of a breach or threatened breach by Executive of the provisions of this Section 10(b), the Employer will be entitled to an injunction restraining Executive from disclosing, in whole or in part, his knowledge of the past, present, planned or considered business activities of the Employer or its subsidiaries or from rendering any services to any person, firm, corporation or other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from Executive.

11. Death and Disability.

(a) Death. Notwithstanding any other provision of this Agreement to the contrary, in the event of Executive's death during the term of this Agreement, the Employer shall immediately pay his estate any salary and bonus accrued but unpaid as of the date of his death, and, for a period of six (6) months after Executive's death, the Employer shall continue to provide his dependents medical insurance benefits existing on the date of his death and shall pay Executive's designated beneficiary all compensation that would otherwise be payable to him pursuant to Section 3(a) of this Agreement. This provision shall not negate any rights Executive or his beneficiaries may have to death benefits under any employee benefit plan of the Employer.

(b) Disability

    (i) The Employer or Executive may terminate Executive's employment after having established Executive's Disability. For purposes of this agreement, "Disability" means a physical or mental infirmity that impairs Executive's ability to substantially perform his duties under this Agreement and that results in Executive becoming eligible for long-term disability benefits under the Employer's long-term disability plan (or, if the Employer has no such plan in effect, that impairs Executive's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
    (180) consecutive days). The Board of Directors shall determine whether or not Executive is and continues to be permanently disabled for purposes of this Agreement in good faith, based upon competent medical advice and other factors that they reasonably believe to be relevant. As a condition to any benefits, the Board of Directors may require Executive to submit to such physical or mental evaluations and tests as it deems reasonably appropriate.

    (ii) In the event of Disability, Executive's obligation to perform services under this Agreement will terminate. In the event of such termination, Executive shall continue to receive (x) one hundred percent (100%) of his monthly Base Salary (at the annual rate in effect on the Date of

    Termination) through the one hundred eightieth (180th) day following the Date of Termination by reason of Disability and (y) sixty percent (60%) of his monthly base salary from the one hundred eighty-first (181st) day following termination through the earlier of the date of his death or the date he attains age 65. Such payments shall be reduced by the amount of any short- or long-term disability benefits payable to Executive under any disability program sponsored by the Employer. In addition, during any period of Executive's Disability, Executive and his dependents shall, to the greatest extent possible, continue to be covered under all benefit plans (including, without limitation, retirement plans and medical, dental and life insurance plans) of the Employer in which Executive participated prior to the occurrence of Executive's Disability, on the same terms as if Executive were actively employed by the Employer.

12. Source of Payments.

All payments provided for in this Agreement shall be timely paid in cash or check from the general funds of the Employer.

13. Effect of Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior change in control or employment agreement between the Employer or any predecessor of the Employer and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation, or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Employer and their respective successors and assigns.

15. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18. Governing Law.

This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of that State.

19. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three
(3) arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

20. Payment of Legal Fees.

All reasonable legal fees, including those incurred in arbitration proceedings, in excess of $5,000 paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Employer within thirty (30) days of submission to the Employer by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such fees shall be returned to the Employer by Executive.

21.      Indemnification.

The Employer shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Employer (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

22. Successor to the Employer.

The Employer shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Employer, expressly and unconditionally to assume and agree to perform the Employer's obligations under this Agreement, in the same manner and to the same extent that the Employer would be required to perform if no such succession or assignment had taken place.



                            [SIGNATURES ON NEXT PAGE]

                                   SIGNATURES


IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                             ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
-------------------------------            ------------------------
Corporate Secretary                        For the Entire Board of Directors



ATTEST:                             TOLLAND BANK



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
-------------------------------            ------------------------
Corporate Secretary                        For the Entire Board of Directors







WITNESS:                            EXECUTIVE



/s Cynthia S. Harris                  /s/ Patrick J. Logiudice
-------------------------------       ------------------------
Corporate Secretary                   Patrick J. Logiudice

                                    EXHIBIT A
                                    ---------


         The following formula shall be used to determine the amounts payable to Executive under Section 6 of the Agreement:


               An amount equal to:  (E x P) + X

         WHERE:

               X     =                        E x P
                          -----------------------------------------
                          1 - [(FI x (1 - SLI)) + SLI + E + M + PO]

               E     =    the rate at which the excise tax is assessed under
                          Section 4999 of the Code;

               P     =    the amount with respect to which such excise tax is
                          assessed, determined without regard to this Section 6;

               FI    =    the highest marginal rate of federal income,
                          employment, and other taxes (other than taxes imposed under Section 4999 of the Code) applicable to Executive for the taxable year in question (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               SLI   =    the sum of the highest marginal rates of income and
                          payroll tax applicable to Executive under applicable state and local laws for the taxable year in question
                          (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               M     =    highest marginal rate of Medicare tax; and

               PO    =    adjustment for phase out of or loss of deduction,
                          personal exemption or other similar items.

                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                              EMPLOYMENT AGREEMENT


This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Employer"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut, 06066 and Tolland Bank, a wholly-owned subsidiary of the Employer (the "Bank") and David H. Gonci ("Executive"). Collectively, the Employer and the Bank are termed the "Employer".

WHEREAS, the Employer desires to continue to assure itself of the services of Executive for the period provided for in this Agreement; and

WHEREAS, the Executive previously entered into a change in control agreement;

WHEREAS, Executive and the Board of Directors of the Employer desire to enter into an employment agreement setting forth the terms and conditions of the continuing employment of Executive and the related rights and obligations of each of the parties; and

WHEREAS, the Board of Directors of the Employer has examined peer group information on employment agreements for banks and holding companies in its region; and

WHEREAS, the Board of Directors desires to provide agreements which provide long-term continuity and assurance that the Employer will have the benefit of Executive's services in order to minimize the risk of precipitous or premature termination of Executive's services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1.  Position and Responsibilities.

(a) During the period of Executive's employment under this Agreement, Executive agrees to serve as Senior Vice President/Chief Financial Officer/Treasurer of the Employer. Executive shall perform all duties and shall have all powers which are commonly incident to the offices of Senior Vice President/Chief Financial Officer/Treasurer or which, consistent with those offices, are delegated to him by the Board of Directors. During the term of this Agreement, Executive also agrees to serve as a director of the Employer, if elected to serve in such position.

(b) During the period of Executive's employment under this Agreement, except for periods of absence occasioned by illness, vacation, and reasonable leaves of absence, Executive shall devote substantially all of his business time, attention, skill and efforts to the faithful performance of his duties under this Agreement, including activities and services related to the organization, operation and management of the Employer and its subsidiaries, as well as participation in community, professional and civic organizations; provided, however, that Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations listed by Executive on his annual conflict of interest reporting.

(c) The Employer will furnish Executive with the working facilities and staff customary for executive officers with the titles and duties set forth in this Agreement and as are necessary for him to perform his duties. The location of such facilities and staff shall be at the principal administrative offices of the Employer.

2. Term of Employment.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 2.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the term shall automatically renew for an additional year such that the term shall be three years unless the disinterested members of the Board of Directors on the one hand or Executive on the other provide(s) written notice at least sixty (60) days prior to the anniversary date of the Board of Directors' or Executive's desire that the term not be renewed.

(c) Notwithstanding anything contained in this Agreement to the contrary, either Executive or the Employer may terminate Executive's employment with the Employer at any time during the term of this Agreement, subject to the terms and conditions of this Agreement.

3. Compensation and Benefits.

(a) Base Salary. The Employer agrees to pay Executive during the term of this Agreement a base salary at the rate of $114,068 per annum through December 31, 2002, payable in accordance with the Employer's customary payroll practices. The Board of Directors of the Employer shall review annually (which shall generally be completed in the fourth quarter of the Employer's fiscal year), the rate of Executive's base salary based upon factors they deem relevant, and may maintain or increase his base salary, provided that no such action shall reduce the rate of base salary below the rate in effect on the Effective Date. In the absence of action by the Board of Directors of the Employer, Executive shall continue to receive a base salary at the per annum rate specified on the Effective Date or, if another rate has been established under the provisions of this Section 3, the rate last properly established by action of the Board of Directors. Executive's base salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Employer.

(b) Incentive Compensation. Executive shall be entitled to participate in discretionary bonuses or other incentive compensation programs that the Board of Directors may award from time to time to senior management employees pursuant to bonus plans, or otherwise.

(c) Other Compensation and Benefits. Executive shall receive such compensation, benefits or related payments or reimbursements as the Board of Directors, in its discretion, deems customary, reasonable and appropriate to and commensurate with Executive's position title and responsibilities for the purpose of facilitating Executive's business activities, consistent with benefits previously provided, in furtherance of the Employer's business objectives.

(d) Vacation and Holidays. Executive shall take vacation at a time mutually agreed upon by the Employer and Executive. Executive shall receive his base salary and other benefits during periods of vacation. Executive shall also be entitled to paid legal holidays in accordance with the policies of the Employer.

(e) Other Employee Benefits. In addition to any other compensation or benefits provided for under this Agreement, Executive shall be entitled to continue to participate in any employee benefit plans, arrangements and perquisites of the Employer in which he participated or was eligible to participate as of the Effective Date. Executive shall also be entitled to participate in any employee benefits or perquisites the Employer offers to full-time employees or executive management in the future. The Employer will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder without separately providing for an arrangement that ensures Executive receives or will receive the economic value that Executive would otherwise lose as a result of such adverse effect. Without limiting the generality of the foregoing provisions of this paragraph, Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, profit sharing, employee stock ownership, supplemental retirement, group life insurance, medical and other health and welfare coverage that are made available by the Employer at the Effective Time or at any time in the future during the term of this Agreement, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

4.  Payments to Executive Upon an Event of Termination.

(a) Executive shall diligently and faithfully provide his services to the Employer until the occurrence of an Event of Termination (as herein defined) during Executive's term of employment under this Agreement at which time the provisions of this Section 4 shall apply. Unless Executive otherwise agrees, as used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Employer of Executive's full-time employment for any reason other than a termination governed by Section 7 of this Agreement; or (ii) Executive's resignation from the Employer, upon,

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any (A) notice to Executive of non-renewal of the term of this Agreement, (B)
failure to reappoint Executive as Senior Vice President/Chief Financial Officer/Treasurer, (C) material change in Executive's functions, duties, or responsibilities with the Employer or its subsidiaries, which change would cause Executive's position(s) to become of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1 of this Agreement, (D) relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location at the Effective Date of this Agreement, (E) material reduction in the benefits and perquisites to Executive from those being provided as of the Effective Date of this Agreement, (F) liquidation or dissolution of the Employer, or (G) breach of this Agreement by the Employer. Upon the occurrence of any event described in clauses (A), (B),
(C), (D), (E), (F) or (G), above, Executive shall have the right to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six (6) full calendar months after the event giving rise to Executive's right to elect to terminate his employment.

(b) Upon Executive's termination of employment in accordance with paragraph (a) of this Section 4, on the Date of Termination, as defined in Section 8 of this Agreement, the Employer shall be obligated to pay Executive, or, in the event of his death following the Date of Termination, his beneficiary or beneficiaries, or his estate, as the case may be, an amount equal to the sum of: (i) the base salary and incentive compensation that would have been paid to Executive for the remaining term of this Agreement had the Event of Termination not occurred (based on Executive's then current base salary and most recently paid or accrued bonus at the time of the Event of Termination) plus (ii) the value, as calculated by a recognized firm customarily performing such valuation, of any stock options which, as of the Date of Termination, have been granted to Executive but are not exercisable by Executive and the value of any restricted stock awards which have been granted to Executive, but in which Executive does not have a non-forfeitable or fully-vested interest as of the Date of Termination plus (iii) the value of all employee benefits that would have been provided to Executive for the remaining term of this Agreement had the Event of Termination not occurred, based on the most recent level of contribution, accrual or other participation by or on behalf of Executive. At the election of Executive, which election is to be made prior to the Date of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining unexpired term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(c) In addition to the payments provided for in paragraph (b) of this Section 4, upon Executive's termination of employment in accordance with the provisions of paragraph (a) of this Section 4, to the extent that the Employer continues to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive or his dependents participates as of the date of the Event of Termination (each being a "Welfare Plan"), Executive and his covered dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his

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

death; (ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement. Executive may elect to continue to participate in such plans at Executive's own cost and expense. If the Employer does not offer the Welfare Plans at any time after the Event of Termination, then the Employer shall provide Executive with a payment equal to the premiums for such benefits for the period which runs until the earlier of (i) his death; (ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

5.  Change in Control.

(a) For purposes of this Agreement, a "Change in Control" of the Employer shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Employer within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Employer, as in effect on the date of this Agreement (except that for purposes of Section 5(a)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Employer representing 20% or more of the Employer's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Employer and any voting securities purchased by any employee benefit plan of the Employer, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Employer's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Employer or similar transaction occurs in which the Employer is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Employer, by someone other than the current management of the Employer, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Employer or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Employer and such transaction is consummated.

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

(b) If any of the events described in paragraph (a) of this Section 5, constituting a Change in Control, have occurred or the Board of Directors determines that a Change in Control has occurred, Executive shall be entitled to the benefits provided for in paragraphs (c), (d), (e), (f) and (g) of this
Section 5 upon his termination of employment at any time during the term of this Agreement on or after the date the Change in Control occurs due to (i) Executive's dismissal; (ii) Executive's resignation following any demotion, loss of title, office or significant authority, reduction in annual compensation, benefits or incentive compensation, or relocation of his principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control or (iii) Executive's resignation for any reason provided however that such resignation may only occur during a window period which shall be the period beginning 90 days from the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date of a Change in Control unless Executive's termination is for Just Cause as defined in Section 7 of this Agreement; provided, however, that such benefits shall be reduced by any payments made under Section 4 of this Agreement.

(c) Upon the occurrence of a Change in Control followed by Executive's termination of employment, as provided for in paragraph (b) of this Section 5, the Employer shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of: 1) the payments and benefits due for the remaining term of the Agreement or 2) three (3) times the Executive's highest annual compensation (as defined below) in the three (3) taxable years preceding the Effective Date of the Change in Control.

In determining Executive's annual compensation for purposes of this Section 5, compensation shall include base salary and any other taxable income, including, but not limited to, amounts related to the granting, vesting or exercise of restricted stock or stock option awards (for purposes of this Section 5 and the calculations thereunder, Executive's stock options exercised in any taxable year for which annual compensation is determined shall be deemed not to exceed 20,000 options), commissions, bonuses (whether paid or accrued for the applicable period), as well as severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, profit sharing, employee stock ownership plan and other retirement contributions or benefits, including any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive for such year.

At the election of Executive, which election is to be made prior to or within thirty (30) days of the Date of Termination on or following a Change in Control and termination of employment under Section 5(b) hereof, such payment may be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the sixty (60) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the sixty (60) months following Executive's termination.

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

(d) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due him under or contributed by the Employer on his behalf pursuant to any retirement, incentive, profit sharing or other retirement, bonus, performance, disability or other employee benefit plan maintained by the Employer on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement. In addition, for purposes of determining his vested accrued benefit, Executive shall be credited either under any defined benefit pension plan maintained by the Employer or, if not permitted under such plan, under a separate arrangement, with the additional "years of service" that he would have earned for vesting and benefit accrual purposes for the remaining term of the Agreement had his employment not terminated. If, as of the Change in Control, the Executive is participating in a supplemental executive retirement arrangement to which the Employer is a party (a "SERP"), then, notwithstanding any provision in the SERP to the contrary, the Executive's vested benefit thereunder shall be payable in a lump sump sum not later than ten (10) days after the Effective Date of the Change in Control upon termination of employment pursuant to Section 5(b) hereof. Such lump sum shall be calculated on an actuarially equivalent basis using factors set forth in the Employer's defined benefit pension plan or, if none, reasonable actuarial factors which are mutually agreed to by the Employer and the Executive.

(e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Employer will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Employer for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) full calendar month period, Executive and Executive's covered dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Employer in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Employer shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(f) The use by or provision to Executive pursuant to Board of Directors approval or Employer policy during the term of Executive's employment of any business related memberships, licenses, automobile, or other perquisites shall be continued during the remaining term of the Agreement on the same financial terms and obligations as were in place at the Effective Date of this Agreement. To the extent that any item referred to in this paragraph will, at the end of the term of this Agreement, no longer be available to Executive, Executive will have the option to purchase all rights then held by the Employer to such item for a price equal to the then fair market value of the item.

(g) In the event that Executive is receiving monthly payments pursuant to
Section 5(c) hereof, on an annual basis thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made by Executive.

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6.  Change in Control Related Provisions.

(a) Notwithstanding the preceding provisions of Section 5 of this Agreement, for any taxable year in which Executive shall be liable for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Employer or its subsidiaries to (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Employer (or any successor thereto) shall pay to Executive an amount sufficient to pay such excise tax as well as any additional state or federal taxes resulting from such payment determined under the formula attached as Exhibit A hereof:

With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Agreement or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under this Section 6 shall be made to Executive on the earliest of (i) the date the Employer is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or (iii) at the time of the Change in Control and termination of employment under Section 5(b) hereof. Notwithstanding any provision in this Agreement to the contrary, it is the intention of the parties that the Employer provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under
Section 4999 (or any successor provisions) of the Code had not been imposed. The payment shall be adjusted, as appropriate, if alternative minimum tax rules under the Code are applicable to Executive.

(b) Notwithstanding the foregoing, if it is (i) initially determined by the Employer's tax advisors that no excise tax under Section 4999 is due with respect to any payment or benefit described in the first paragraph of Section 6(a) and, thereafter, it is determined in a final judicial determination or a final administrative settlement that the Section 4999 excise tax is due with respect to such payments or benefits or (ii) subsequently determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excise tax under Section 4999 is due or that the excess parachute payment as defined in Section 4999 of the Code is more than the amount determined as "P", above (such revised determination under (i) or (ii) above being thereafter referred to as the "Determinative Excess Parachute Payment"), then the tax advisors of the Employer (or any successor thereto) shall determine the amount (the "Adjustment Amount"), the Employer (or its successor) must pay to Executive, in order to put Executive in the same position as Executive would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the tax advisors shall take into account any and all taxes (including any penalties of any nature and interest) paid or payable by Executive in connection with such final judicial determination or final administrative settlement. As soon as practicable after the Adjustment Amount has been so determined, the Employer shall pay the Adjustment Amount to Executive.

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

(c) The Employer (or its successor) shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, reasonable accountant's fees, interest, fines and penalties of any kind) which Executive incurs as a result of any administrative or judicial review of Executive's liability under Section 4999 of the Code by the Internal Revenue Service or any comparable state agency, through and including a final judicial determination or final administrative settlement of any dispute arising out of Executive's liability for the Section 4999 excise tax or otherwise relating to the classification for purposes of Section 280G of the Code of any payment or benefit in the nature of compensation made or provided to Executive by the Employer or any successor thereto. Executive shall promptly notify the Employer in writing whenever Executive receives notice of the commencement of any judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute (including a notice of audit or other inquiry concerning the reporting of Executive's liability under Section 4999). The Employer (or its successor) may assume control at its expense over all legal and accounting matters pertaining to such federal or state tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Employer in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Employer (or its successor) may have in connection therewith without prior consent of the Employer (or its successor). In the event that the Employer (or any successor thereto) elects not to assume control over such matters, the Employer (or any successor thereto) shall promptly reimburse Executive for all expenses related thereto as and when incurred upon presentation of appropriate documentation relating thereto.

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



7.  Termination for Just Cause

The phrase termination for "Just Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 8 hereof through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Employer or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and any such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such termination for Just Cause.

8.  Notice.

(a) Any purported termination by the Employer or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which shall not be less than thirty (30) days from the date such Notice of Termination is given).

(c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by Executive, in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time

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

for appeal therefrom having expired and no appeal having been perfected), and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Employer will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid pursuant to this provision shall be in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.  Post-Termination Obligations.

All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with Section 10 for one (1) year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Employer. Executive shall, upon reasonable notice, furnish such information and assistance to the Employer as may reasonably be required by the Employer in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10. Non-Competition and Non-Disclosure.

(a) Upon any termination of Executive's employment pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Employer or its subsidiaries for a period of one (1) year following such termination in any city, town or Tolland County in which Executive's normal business office is located and the Employer or any of its subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the Effective Date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board of Directors. Executive agrees that during such period and within said cities, towns and Tolland County, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Employer or its subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Employer or its subsidiaries, its business and property in the event of Executive's breach of this Subsection 10(a), agree that in the event of any such breach by Executive, the Employer or its subsidiaries will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to
Section 4 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Employer or its subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Employer or its subsidiaries from pursuing any other remedies available to the Employer or its subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

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(b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Employer and its subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Employer and its subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Employer and its subsidiaries thereof to any person, firm, corporation or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Employer or its subsidiaries. In the event of a breach or threatened breach by Executive of the provisions of this Section 10(b), the Employer will be entitled to an injunction restraining Executive from disclosing, in whole or in part, his knowledge of the past, present, planned or considered business activities of the Employer or its subsidiaries or from rendering any services to any person, firm, corporation or other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from Executive.

11. Death and Disability.

(a) Death. Notwithstanding any other provision of this Agreement to the contrary, in the event of Executive's death during the term of this Agreement, the Employer shall immediately pay his estate any salary and bonus accrued but unpaid as of the date of his death, and, for a period of six (6) months after Executive's death, the Employer shall continue to provide his dependents medical insurance benefits existing on the date of his death and shall pay Executive's designated beneficiary all compensation that would otherwise be payable to him pursuant to Section 3(a) of this Agreement. This provision shall not negate any rights Executive or his beneficiaries may have to death benefits under any employee benefit plan of the Employer.

(b) Disability

    (i) The Employer or Executive may terminate Executive's employment after having established Executive's Disability. For purposes of this agreement, "Disability" means a physical or mental infirmity that impairs Executive's ability to substantially perform his duties under this Agreement and that results in Executive becoming eligible for long-term disability benefits under the Employer's long-term disability plan (or, if the Employer has no such plan in effect, that impairs Executive's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
    (180) consecutive days). The Board of Directors shall determine whether or

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    not Executive is and continues to be permanently disabled for purposes of this Agreement in good faith, based upon competent medical advice and other factors that they reasonably believe to be relevant. As a condition to any benefits, the Board of Directors may require Executive to submit to such physical or mental evaluations and tests as it deems reasonably appropriate.

    (ii) In the event of Disability, Executive's obligation to perform services under this Agreement will terminate. In the event of such termination, Executive shall continue to receive (x) one hundred percent (100%) of his monthly Base Salary (at the annual rate in effect on the Date of Termination) through the one hundred eightieth (180th) day following the Date of Termination by reason of Disability and (y) sixty percent (60%) of his monthly base salary from the one hundred eighty-first (181st) day following termination through the earlier of the date of his death or the date he attains age 65. Such payments shall be reduced by the amount of any short- or long-term disability benefits payable to Executive under any disability program sponsored by the Employer. In addition, during any period of Executive's Disability, Executive and his dependents shall, to the greatest extent possible, continue to be covered under all benefit plans (including, without limitation, retirement plans and medical, dental and life insurance plans) of the Employer in which Executive participated prior to the occurrence of Executive's Disability, on the same terms as if Executive were actively employed by the Employer.

12. Source of Payments.

All payments provided for in this Agreement shall be timely paid in cash or check from the general funds of the Employer.

13. Effect of Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior change in control or employment agreement between the Employer or any predecessor of the Employer and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation, or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

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(b) This Agreement shall be binding upon, and inure to the benefit of,
Executive, the Employer and their respective successors and assigns.

15. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18. Governing Law.

This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of that State.

19. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three
(3) arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

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

In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

20.      Payment of Legal Fees.

All reasonable legal fees, including those incurred in arbitration proceedings, in excess of $5,000 paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Employer within thirty (30) days of submission to the Employer by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such fees shall be returned to the Employer by Executive.

21.      Indemnification.

The Employer shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Employer (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

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



22.      Successor to the Employer.

The Employer shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Employer, expressly and unconditionally to assume and agree to perform the Employer's obligations under this Agreement, in the same manner and to the same extent that the Employer would be required to perform if no such succession or assignment had taken place.



                            [SIGNATURES ON NEXT PAGE]





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


                                   SIGNATURES


IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                             ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
-------------------------------            ------------------------
Corporate Secretary                        For the Entire Board of Directors



ATTEST:                             TOLLAND BANK



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
-------------------------------            ------------------------
Corporate Secretary                        For the Entire Board of Directors







WITNESS:                            EXECUTIVE



/s/ Cynthia S. Harris                 /s/ David H. Gonci
-------------------------------       ------------------
Corporate Secretary                   David H. Gonci


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

                                    EXHIBIT A
                                    ---------


         The following formula shall be used to determine the amounts payable to Executive under Section 6 of the Agreement:


               An amount equal to:  (E x P) + X

         WHERE:

               X     =                         E x P
                           -----------------------------------------
                           1 - [(FI x (1 - SLI)) + SLI + E + M + PO]

               E     =     the rate at which the excise tax is assessed under
                           Section 4999 of the Code;

               P     =     the amount with respect to which such excise tax
                           is assessed, determined without regard to this
                           Section 6;

               FI    =     the highest marginal rate of federal income,
                           employment, and other taxes (other than taxes imposed under Section 4999 of the Code) applicable to Executive for the taxable year in question (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               SLI   =     the sum of the highest marginal rates of income and
                           payroll tax applicable to Executive under applicable state and local laws for the taxable year in question
                           (including any effective increase in Executive's tax rate attributable to the disallowance of any deduction);

               M     =     highest marginal rate of Medicare tax; and

               PO    =     adjustment for phase out of or loss of deduction,
                           personal exemption or other similar items.


                                       54